FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	3,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,852	445,068,432.63	63.70	6.775	614	81.55
Resmae	1,298	224,817,081.78	32.18	7.342	644	82.25
Quickloan	119	28,824,069.20	4.13	7.425	598	75.08

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,090,853.16	0.16	4.992	612	75.32
5.001 - 5.500	87	24,096,129.85	3.45	5.363	649	75.90
5.501 - 6.000	369	99,665,757.26	14.26	5.876	639	77.77
6.001 - 6.500	474	126,058,551.82	18.04	6.332	636	79.47
6.501 - 7.000	832	199,871,973.57	28.61	6.844	624	81.31
7.001 - 7.500	405	90,047,111.68	12.89	7.299	616	83.95
7.501 - 8.000	378	77,792,176.69	11.13	7.801	602	83.60
8.001 - 8.500	146	27,440,913.92	3.93	8.306	587	84.02
8.501 - 9.000	125	21,405,649.66	3.06	8.805	603	85.09
9.001 - 9.500	66	7,153,588.07	1.02	9.320	593	83.55
9.501 - 10.000	192	13,038,994.82	1.87	9.828	622	90.34
10.001 - 10.500	73	4,452,119.56	0.64	10.359	637	96.41
10.501 - 11.000	83	4,976,346.01	0.71	10.844	605	93.19
11.001 - 11.500	32	1,374,558.76	0.20	11.217	624	99.64
11.501 - 12.000	2	244,858.78	0.04	11.990	674	92.65

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: 4.990
Max: 11.990
Weighted Average: 6.985

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	210	6,900,804.12	0.99	10.019	659	97.89
50,000.01 - 100,000.00	454	35,258,140.59	5.05	8.529	632	86.37
100,000.01 - 150,000.00	515	64,769,148.82	9.27	7.321	616	80.49
150,000.01 - 200,000.00	520	91,886,024.19	13.15	7.047	615	79.81
200,000.01 - 250,000.00	399	90,096,339.64	12.89	6.895	613	80.29
250,000.01 - 300,000.00	401	109,734,560.04	15.71	6.725	621	80.43
300,000.01 - 350,000.00	286	92,660,154.55	13.26	6.750	630	81.54
350,000.01 - 400,000.00	227	85,066,082.05	12.17	6.808	635	82.89
400,000.01 - 450,000.00	125	53,112,686.97	7.60	6.740	621	81.84
450,000.01 - 500,000.00	69	33,001,865.20	4.72	6.679	638	83.63
500,000.01 - 550,000.00	31	16,400,625.51	2.35	6.818	623	81.06
550,000.01 - 600,000.00	23	13,203,937.59	1.89	6.724	616	82.55
600,000.01 - 650,000.00	3	1,895,625.59	0.27	6.986	604	83.52
650,000.01 - 700,000.00	1	660,072.73	0.09	6.990	621	70.00
700,000.01 - 750,000.00	2	1,475,894.38	0.21	5.925	660	80.00
750,000.01 - 800,000.00	1	790,000.00	0.11	6.880	599	64.49
800,000.01 - 850,000.00	1	800,100.00	0.11	8.520	723	90.00
950,000.01 - 1,000,000.00	1	997,521.64	0.14	6.990	618	44.44

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: $12,378.35
Max: $997,521.64
Average: $213,738.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	2,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,492	325,123,327.63	46.53	7.072	603	80.64
ARM 2/28 IO	752	216,398,596.26	30.97	6.680	645	81.99
Fixed 30 yr	341	65,637,157.56	9.39	6.841	629	77.29
ARM 1/29	97	24,731,208.52	3.54	6.865	612	84.44
Balloon 30/15	402	21,941,223.15	3.14	10.041	669	99.65
ARM 3/27 IO	40	12,252,149.86	1.75	6.411	643	82.88
ARM 3/27	46	10,642,443.03	1.52	6.769	622	84.42
Fixed 30 yr IO	31	9,080,421.08	1.30	6.347	662	77.95
ARM 6 Month Libor	20	5,622,262.76	0.80	7.029	645	85.94
ARM 5/25	16	3,503,841.99	0.50	6.347	641	75.03
Fixed 15 yr	22	2,073,798.45	0.30	7.243	633	72.08
Fixed 20 yr	5	895,634.89	0.13	6.611	606	75.00
ARM 5/25 IO	1	495,000.00	0.07	6.500	601	75.00
Fixed 10 yr	4	312,518.43	0.04	7.088	597	60.99

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,464	598,768,830.05	85.70	6.898	620	81.41
Balloon	402	21,941,223.15	3.14	10.041	669	99.65
Fixed	403	77,999,530.41	11.16	6.792	632	77.14

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Non-Interest Only	2,445	460,483,416.41	65.90	7.156	612	81.32
Interest Only	824	238,226,167.20	34.10	6.653	646	81.86

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	1,050	182,169,145.05	26.07	7.368	645	82.63
2	339	65,348,998.15	9.35	7.299	627	78.68
3	79	17,975,650.24	2.57	7.404	646	78.06
4	1,337	312,554,916.82	44.73	6.833	616	80.89
5	328	83,655,030.53	11.97	6.735	606	84.27
6	100	27,673,820.00	3.96	6.184	607	81.53
7	33	8,652,950.72	1.24	6.145	602	81.95
8	2	363,112.17	0.05	6.037	598	76.84
10	1	315,959.93	0.05	6.800	573	85.00

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: 1
Max: 10
Weighted Average: 3

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3	3,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,860	676,380,313.55	96.80	6.883	622	80.91
2	409	22,329,270.06	3.20	10.062	669	99.58

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	39,948.54	0.01	6.200	781	11.03
15.01 - 20.00	1	99,789.75	0.01	9.240	492	18.35
20.01 - 25.00	2	143,419.98	0.02	7.936	653	22.49
25.01 - 30.00	4	828,269.68	0.12	7.198	554	27.39
30.01 - 35.00	4	414,264.01	0.06	6.520	665	32.11
35.01 - 40.00	8	924,726.54	0.13	7.393	588	37.87
40.01 - 45.00	22	4,675,695.85	0.67	6.842	613	43.15
45.01 - 50.00	25	4,695,410.69	0.67	6.606	601	48.71
50.01 - 55.00	39	7,320,331.58	1.05	6.573	598	52.90
55.01 - 60.00	49	10,038,041.29	1.44	6.808	597	58.32
60.01 - 65.00	127	28,552,856.86	4.09	6.938	587	63.33
65.01 - 70.00	161	37,812,053.26	5.41	6.880	588	68.64
70.01 - 75.00	189	45,511,778.97	6.51	6.803	587	73.98
75.01 - 80.00	1,037	238,587,042.31	34.15	6.657	635	79.73
80.01 - 85.00	426	107,326,821.07	15.36	6.902	606	84.30
85.01 - 90.00	458	119,065,271.95	17.04	7.040	623	89.65
90.01 - 95.00	271	60,262,372.34	8.62	7.492	657	94.82
95.01 - 100.00	445	32,411,488.94	4.64	9.140	677	99.94

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: 11.03
Max: 100.00
Weighted Average: 81.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	39,948.54	0.01	6.200	781	11.03
15.01 - 20.00	1	99,789.75	0.01	9.240	492	18.35
20.01 - 25.00	2	143,419.98	0.02	7.936	653	22.49
25.01 - 30.00	4	828,269.68	0.12	7.198	554	27.39
30.01 - 35.00	4	414,264.01	0.06	6.520	665	32.11
35.01 - 40.00	8	924,726.54	0.13	7.393	588	37.87
40.01 - 45.00	22	4,675,695.85	0.67	6.842	613	43.15
45.01 - 50.00	25	4,695,410.69	0.67	6.606	601	48.71
50.01 - 55.00	39	7,320,331.58	1.05	6.573	598	52.90
55.01 - 60.00	48	9,947,121.85	1.42	6.804	597	58.30
60.01 - 65.00	127	28,552,856.86	4.09	6.938	587	63.33
65.01 - 70.00	157	36,886,752.29	5.28	6.870	587	68.62
70.01 - 75.00	182	44,362,158.52	6.35	6.805	587	73.97
75.01 - 80.00	400	96,212,197.07	13.77	6.797	600	79.33
80.01 - 85.00	408	102,771,219.60	14.71	6.901	606	84.27
85.01 - 90.00	442	115,767,967.25	16.57	7.052	621	89.43
90.01 - 95.00	307	69,745,803.94	9.98	7.365	657	92.93
95.01 - 100.00	1,037	163,593,559.68	23.41	7.116	663	84.24
100.01 - 105.00	55	11,728,089.93	1.68	6.204	634	80.54

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: 11.03
Max: 100.43
Weighted Average: 85.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	28	4,604,959.94	0.66	9.684	487	64.19
500 - 524	143	26,650,295.25	3.81	7.894	511	74.64
525 - 549	178	37,492,291.80	5.37	7.509	535	75.36
550 - 574	282	65,271,220.81	9.34	7.214	562	78.45
575 - 599	416	92,499,115.31	13.24	6.887	587	79.35
600 - 624	611	137,291,076.60	19.65	6.769	612	81.69
625 - 649	569	122,736,149.57	17.57	6.908	637	83.17
650 - 674	409	85,755,704.93	12.27	6.907	660	84.15
675 - 699	278	54,888,549.31	7.86	6.897	686	85.03
700 - 724	182	39,080,403.97	5.59	6.789	711	84.76
725 - 749	90	16,588,837.29	2.37	6.835	736	84.49
750 - 774	62	11,502,017.82	1.65	6.976	761	86.08
775 - 799	18	3,484,532.84	0.50	6.668	782	85.27
800 - 824	3	864,428.17	0.12	6.361	805	82.23

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Min: 475
Max: 809
NZ Weighted Average: 623

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,758	419,766,307.92	60.08	6.880	607	79.46
Purchase	1,279	228,531,558.44	32.71	7.227	656	85.09
Rate/Term Refinance	232	50,411,717.25	7.21	6.754	610	82.33

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5	3,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,434	514,711,488.33	73.67	6.978	620	81.28
PUD	285	64,755,320.38	9.27	7.080	622	82.85
Condo	272	48,349,199.75	6.92	7.032	640	83.64
Duplex	169	42,548,882.62	6.09	6.817	642	80.79
3-4 Family	45	14,889,702.53	2.13	7.109	625	76.08
Townhouse	58	12,167,542.83	1.74	6.988	618	85.55
Manufactured	6	1,287,447.17	0.18	7.252	595	71.89

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,821	385,480,343.00	55.17	6.719	608	80.22
Stated	1,378	293,573,794.51	42.02	7.337	646	83.36
Limited	70	19,655,446.10	2.81	6.932	589	79.00

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,108	663,334,984.00	94.94	6.955	622	81.55
Non-Owner Occupied	148	32,144,383.93	4.60	7.545	638	80.54
Second Home	13	3,230,215.68	0.46	7.458	648	82.22

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	6,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	1	137,261.25	0.02	7.190	577	90.00
Alaska	2	299,366.56	0.04	6.877	596	57.16
Arizona	53	7,781,499.51	1.11	7.184	623	81.97
Arkansas	1	155,462.86	0.02	6.990	577	79.19
California	1,403	367,983,738.47	52.67	6.807	627	79.91
Colorado	36	4,959,798.64	0.71	7.070	625	84.58
Connecticut	29	5,862,910.59	0.84	7.010	622	83.62
District of Columbia	6	2,322,734.83	0.33	7.471	600	86.01
Florida	345	59,100,316.45	8.46	7.243	616	81.75
Georgia	39	6,293,117.15	0.90	7.198	625	85.42
Hawaii	10	2,641,769.38	0.38	7.342	597	80.95
Idaho	1	259,014.96	0.04	6.300	715	80.00
Illinois	430	78,294,481.60	11.21	7.215	632	84.52
Indiana	5	508,664.87	0.07	7.801	599	90.78
Iowa	2	217,048.02	0.03	8.414	667	95.20
Kansas	7	675,891.86	0.10	7.879	647	82.19
Kentucky	4	611,127.68	0.09	6.831	628	92.50
Louisiana	12	1,313,414.40	0.19	7.705	629	82.79
Maine	3	499,880.61	0.07	6.923	634	78.28
Maryland	86	20,570,967.93	2.94	6.992	597	81.83
Massachusetts	18	4,951,138.88	0.71	6.959	608	83.75
Michigan	51	7,737,621.61	1.11	7.359	606	86.11
Minnesota	47	8,060,939.04	1.15	7.048	629	82.64
Mississippi	4	402,577.14	0.06	8.042	553	79.37
Missouri	49	4,998,935.18	0.72	7.827	620	85.41
Nevada	70	16,121,269.59	2.31	6.956	616	82.29
New Hampshire	4	1,062,580.81	0.15	6.936	622	82.22
New Jersey	19	5,283,121.23	0.76	6.906	618	79.11
New Mexico	4	519,526.52	0.07	7.988	614	85.00
New York	85	26,856,607.57	3.84	6.942	620	83.07
North Carolina	6	1,042,921.80	0.15	7.056	616	84.98
Ohio	22	3,185,061.58	0.46	7.150	621	89.45
Oklahoma	22	1,594,117.86	0.23	7.550	628	82.95
Oregon	23	3,787,255.26	0.54	7.083	636	78.55
Pennsylvania	27	4,207,720.07	0.60	7.238	581	81.59
Rhode Island	5	1,065,803.76	0.15	7.264	625	85.62
South Carolina	12	1,531,241.15	0.22	7.596	626	89.43
Tennessee	6	705,047.90	0.10	7.617	664	91.89
Texas	157	14,221,641.50	2.04	7.788	617	82.70
Utah	31	4,280,955.88	0.61	7.013	638	82.66
Virginia	84	18,862,112.52	2.70	6.954	609	84.29
Washington	23	4,430,267.29	0.63	6.822	629	85.57
West Virginia	4	700,073.87	0.10	7.878	566	73.79
Wisconsin	20	2,430,014.29	0.35	8.040	612	84.72
Wyoming	1	182,563.69	0.03	6.750	623	80.00

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	867	168,510,156.90	24.12	7.238	626	83.65
12	174	49,389,434.10	7.07	6.931	628	81.68
24	1,811	394,065,536.89	56.40	6.960	621	81.25
36	417	86,744,455.72	12.41	6.633	627	78.40

Total:	3,269	698,709,583.61	100.00	6.985	623	81.51

Loans with Penalty: 75.88

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-7	3,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.02	7.545	627	80.00
3.501 - 4.000	20	3,123,260.23	0.52	7.130	660	82.15
4.001 - 4.500	36	5,678,352.52	0.95	6.883	655	79.41
4.501 - 5.000	148	32,418,975.77	5.41	6.925	623	82.99
5.001 - 5.500	38	9,655,398.62	1.61	6.663	615	78.19
5.501 - 6.000	1,611	404,155,819.67	67.50	6.759	631	82.05
6.001 - 6.500	148	33,732,212.88	5.63	7.591	619	84.07
6.501 - 7.000	451	107,782,600.24	18.00	7.183	580	78.35
7.001 - 7.500	11	2,113,410.12	0.35	8.032	582	66.26

Total:	2,464	598,768,830.05	100.00	6.898	620	81.41

Min: 1.000
Max: 7.250
Weighted Average (>0): 6.053

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	5	821,204.99	0.14	5.414	716	66.22
11.501 - 12.000	42	10,798,640.03	1.80	5.768	648	75.56
12.001 - 12.500	150	39,963,131.68	6.67	5.800	639	77.29
12.501 - 13.000	401	102,270,037.52	17.08	6.124	633	78.83
13.001 - 13.500	390	103,612,922.35	17.30	6.459	636	80.67
13.501 - 14.000	690	169,502,663.34	28.31	6.957	619	82.02
14.001 - 14.500	329	76,806,952.06	12.83	7.424	608	84.54
14.501 - 15.000	272	59,017,801.76	9.86	7.928	598	84.82
15.001 - 15.500	80	16,731,772.34	2.79	8.444	588	84.61
15.501 - 16.000	68	13,683,262.91	2.29	8.955	597	84.39
16.001 - 16.500	11	1,805,030.47	0.30	9.308	532	73.24
16.501 - 17.000	17	2,529,367.78	0.42	9.914	510	70.67
17.001 - 17.500	4	454,522.88	0.08	10.246	499	69.31
17.501 - 18.000	5	771,519.94	0.13	10.746	492	66.11

Total:	2,464	598,768,830.05	100.00	6.898	620	81.41

Min: 11.350
Max: 17.990
Weighted Average (>0): 13.712

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	8,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,090,853.16	0.18	4.992	612	75.32
5.001 - 5.500	83	23,258,922.19	3.88	5.360	646	76.50
5.501 - 6.000	309	84,675,988.72	14.14	5.863	634	78.59
6.001 - 6.500	392	107,129,504.19	17.89	6.335	637	80.35
6.501 - 7.000	716	177,010,658.52	29.56	6.845	624	81.64
7.001 - 7.500	355	81,640,513.51	13.63	7.300	615	84.06
7.501 - 8.000	333	71,102,384.78	11.87	7.800	601	83.88
8.001 - 8.500	109	23,565,155.51	3.94	8.307	582	83.73
8.501 - 9.000	93	19,102,988.03	3.19	8.798	596	84.51
9.001 - 9.500	25	4,128,627.03	0.69	9.259	545	76.88
9.501 - 10.000	31	4,425,616.05	0.74	9.798	520	72.77
10.001 - 10.500	6	562,914.59	0.09	10.234	512	73.37
10.501 - 11.000	7	1,074,703.77	0.18	10.731	505	69.76

Total:	2,464	598,768,830.05	100.00	6.898	620	81.41

Min: 4.990
Max: 10.990
Weighted Average (>0): 6.898

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	444	87,088,144.64	14.54	7.225	622	79.83
1.500	384	105,842,484.66	17.68	6.902	656	81.15
2.000	119	30,802,556.45	5.14	6.896	618	84.65
3.000	1,517	375,035,644.30	62.63	6.820	610	81.58

Total:	2,464	598,768,830.05	100.00	6.898	620	81.41

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.393

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	912	214,830,836.86	35.88	7.089	635	80.03
1.500	127	32,542,224.48	5.43	6.935	617	84.47
2.000	1,425	351,395,768.71	58.69	6.777	612	81.97

Total:	2,464	598,768,830.05	100.00	6.898	620	81.41

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.614

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-9	3,269 records

Friedman Billings Ramsey	All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5	1	270,312.99	0.07	6.690	578	85.00
6	1	246,225.75	0.06	6.840	604	90.00
7	24	6,825,568.31	1.80	6.654	600	81.99
8	71	17,389,101.47	4.59	6.951	618	85.31
14	1	315,959.93	0.08	6.800	573	85.00
16	2	363,112.17	0.10	6.037	598	76.84
17	29	7,704,686.39	2.03	6.150	604	82.07
18	93	25,810,325.03	6.81	6.163	606	81.44
19	259	65,501,247.97	17.27	6.743	604	84.28
20	934	222,362,018.20	58.64	6.887	611	81.38
21	39	10,168,794.90	2.68	7.363	658	79.86
29	1	297,658.42	0.08	5.640	618	80.00
30	3	723,958.90	0.19	6.481	582	78.76
31	17	4,553,301.75	1.20	6.590	628	84.67
32	44	12,348,477.84	3.26	6.491	630	83.42
33	2	813,668.84	0.21	7.424	628	87.23
55	2	337,052.25	0.09	5.419	615	78.21
56	14	3,166,789.74	0.84	6.446	644	74.69

Total:	1,537	379,198,260.85	100.00	6.786	612	82.11

Min: 5
Max: 56
Weighted Average: 20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.